UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023 (November 30, 2023)
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4FRONT VENTURES CORP.
(Exact name of registrant as specified in its charter)
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British Columbia	000-56075	83-4168417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7010 E. Chauncey Lane Ste. 235 Phoenix, Arizona 85054
(Address or principal executive offices including zip code)
(602) 633-3067
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol	Name of Exchange on which registered
Class A Subordinate Voting Shares, no par value	FFNTF FFNT	OTCQX CSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 30, 2023, Nicole Frederick resigned as Interim Chief Financial Officer of 4Front Ventures Corp. (the “Company”) to pursue another opportunity.

Effective December 1, 2023, the Company appointed Peter Kampian as Chief Financial Officer of the Company.

Mr. Kampian, 64, is a seasoned executive with over two decades of financial expertise gained through various roles, including his tenure as the Chief Financial Officer of Algonquin Power and Utilities Corp., where he led and supported debt and equity capital raising initiatives, along with numerous acquisitions. Mr. Kampian also held the role of CFO at Mettrum Health Corp., which was later acquired by Canopy Growth Corp., and serves as CFO at Electryon Power Inc. and Huxley Health Inc. In addition to his executive roles, Mr. Kampian has served on several boards, such as Aduro Clean Technologies Inc., Harborside Inc., Greenbutts Inc., Red Pine Exploration Inc., and as a director at Origin House, a cannabis branding and distribution company based in California. Most recently, he has applied his expertise as the Chief Restructuring Officer for the Canadian cannabis companies PharmHouse Inc. and Muskoka Grown Limited. He is a CPA and received a Bachelor of Business Administration from Wilfrid Laurier University

In connection with his appointment, the Company and Mr. Kampian entered into a Consulting Agreement effective December 1, 2023 (the “Agreement”). Pursuant to the terms of the Agreement, Mr. Kampian will receive a monthly payment consisting of (i) US$28,000 in cash and (ii) US$5,333 in restricted stock units of the Company. The terms of the RSUs will be agreed upon at a later date. . Mr. Kampian shall also be entitled to a bonus, the terms of which will be agreed upon by the Company and Mr. Kampian at a later date.

The summary above is not complete and is qualified in its entirety by the Agreement, a copy of which will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2023.

There are no arrangements or understandings between Mr. Kampian, and any other person pursuant to which Mr. Kampian was selected as an officer of the Company. Mr. Kampian does not have any family relationship with any director or executive officer of the Company. There are no related party transactions as of the date hereof between Mr. Kampian and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2023

4FRONT VENTURES CORP.

By:	/s/ Leonid Gontmakher
Leonid Gontmakher
Chief Executive Officer and Director